Impairment of goodwill and intangible assets	12 Months Ended
Jan. 31, 2019
Disclosure of detailed information about intangible assets [abstract]
Impairment of goodwill and intangible assets
Impairment of goodwill and intangible assets
As a result of the Group's decision in June 2018 to discontinue development of ezutromid, management concluded that this was an indication of impairment and hence reviewed the intangible asset and goodwill associated with the acquisition of MuOx Limited which related to the utrophin program acquired. Based on this review, an impairment charge of £4.0 million was recognized, representing the full aggregate carrying value of the intangible asset of £3.3 million and goodwill of £0.7 million. See Note 15 'Intangible assets' for details of the valuation model and assumptions used as part of the review.